                                                                   Exhibit 10.33


                  AMENDMENT TO AT&T CONTRACT TARIFF ORDER FORM
                    BETWEEN AT&T CORP. AND PARK N VIEW, INC.

The AT&T Contract Tariff Order Form between AT&T Corp. ("AT&T") and PARK N
VIEW, INC ("Customer"), dated July 13, 1998 (the "Agreement"), whereby Customer ordered certain telecommunications services ("Services") from AT&T pursuant to AT&T Contract Tariff No. 10019 (the "CT"), is hereby amended as set forth below:

1. The CT shall be revised consistent with the contract tariff revisions attached hereto as Exhibit A. The revisions to the CT are indicated by letter symbols on the margins of Exhibit A, or by a notation at the top of a page that all material on that page is new.

2. AT&T will file with the Federal Communications Commission (the "FCC") revisions to the CT consistent with Exhibit A.

3. This Amendment shall be subject to the filing and effectiveness with the FCC of the revisions to the CT. Upon such filing and effectiveness, Services shall be furnished under the CT, as revised.

4. Each party, by signing below, acknowledges that it has read, understands and agrees to the provisions of this Amendment. Each individual signing below represents that such individual is duly authorized to sign this Amendment on behalf of the party for whom such individual is signing.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date fully executed below.


AT&T Corp.                                   PARK N VIEW, INC.


By: /s/                                      By: /s/ Stephen L. Conkling
    -----------------------------                -----------------------------

                                             Stephen L. Conkling, President
---------------------------------            ---------------------------------
(Printed Name and Title)                     (Printed Name and Title)

Date: 2/19/99                                Date: 2/19/99
---------------------------------            ---------------------------------

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                       Original Title Page
Bridgewater, NJ 08807
Issued: July 21, 1998                                   Effective: July 22, 1998

                    ** All material on this page is new. **

                           CONTRACT TARIFF NO. 10019

                                   TITLE PAGE

This Contract Tariff applies to AT&T Private Line Services; AT&T InterSpan Frame Relay Service and AT&T Local Channel Services for interstate or foreign communications in accordance with the Communications Act of 1934, as amended.

Telecommunication services provided under this Contract Tariff are furnished by means of wire, radio, satellite, fiber optics or any suitable technology or combination of technologies.




                               Printed in U.S.A.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                        1st Revised Page 1
Bridgewater, NJ 08807                                    Cancels Original Page 1
Issued: March 5, 1999                                   Effective: March 6, 1999

                           CONTRACT TARIFF NO. 10019

                                  CHECK SHEET

The Title Page and Pages 1 through 10 inclusive of this tariff are effective as of the date shown. Original and revised pages as named below contain all changes from the original tariff pages that are in effect on the date shown.

                   Number of Revision                        Number of Revision
      Page         Except as Indicated        Page           Except as Indicated
      ----         -------------------        ----           -------------------
        1                  1st*                 9                    1st*
        4                  1st*                10                    1st*
        6                  1st*
        7                  1st*
        8                  1st*

*New or revised page


                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----
Check Sheet ........................................................    1
List of Concurring, Connecting and Other Participating Carriers ....    1
Explanation of Symbols - Coding of Tariff Revisions ................    1
Trademarks and Service Marks .......................................    2
Explanation of Abbreviations .......................................    2
General Provisions .................................................    2
Contract Summary ...................................................    4

LIST OF CONCURRING, CONNECTING AND OTHER PARTICIPATING CARRIERS

Concurring Carriers - NONE

Connecting Carriers - NONE

Other Participating Carriers - NONE

EXPLANATION OF SYMBOLS - Coding of Tariff Revisions

Revisions to this tariff are coded through the use of symbols. These symbols appear in the right margin of the page. The symbols and their meanings are:

         R - to signify reduction.
         I - to signify increase.
         C - to signify changed regulation.
         T - to signify a change in text but no change in rate
             or regulation.
         S - to signify reissued matter.
         M - to signify matter relocated without change.
         N - to signify new rate or regulation.
         D - to signify discontinued rate or regulation.
         Z - to signify a correction.

Other marginal codes are used to direct the tariff reader to a footnote for specific information. Codes used for this purpose are lower case letters of the alphabet, e.g., x, y and z. These codes may appear beside the page revision number in the page header or in the right margin opposite specific text.


                               Printed in U.S.A.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                           Original Page 2
Bridgewater, NJ 08807
Issued: July 21, 1998                                   Effective: July 22, 1998

                    ** All material on this page is new. **

TRADEMARKS AND SERVICE MARKS - The following marks, to the extent, if any, used throughout this tariff, are trademarks and service marks of AT&T Corp.

                  Trademarks                 Service Marks
                  ----------                 -------------
                     None                      ACCUNET
                                               DATAPHONE
                                               InterSpan

EXPLANATION OF ABBREVIATIONS

Adm.      - Administrator
ASDS      - ACCUNET Spectrum of Digital Access
GDA       - Generic Digital Access
kbps      - kilobits per second
Mbps      - Megabits per second


                               GENERAL PROVISIONS

I. Customer's Initial Service Date - The date on which the term of this Contract Tariff begins is referred to as the Customer's Initial Service Date
(CISD). The rates and discounts specified in this Contract Tariff will apply commencing at the CISD. The CISD is the date that the Customer begins service under this Contract Tariff.


                               Printed in U.S.A.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                           Original Page 3
Bridgewater, NJ 08807
Issued: July 21, 1998                                   Effective: July 22, 1998

                    ** All material on this page is new. **

                         GENERAL PROVISIONS (continued)

II. Detariffing - If during the term of this Contract Tariff, the AT&T Tariffs referenced herein ("Applicable AT&T Tariffs") are detariffed in whole or in part pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction, then following such detariffing:

(i) the terms and conditions for the Services Provided will remain the same as those in this Contract Tariff, except that the relevant terms and conditions contained in the Applicable AT&T Tariffs will remain the same as those in effect as of the date AT&T detariffs in whole or in part those Applicable AT&T Tariff provisions, and will be incorporated as part of this Contract Tariff, and

(ii) the rates for the Services Provided will be:

         (a) to the extent Applicable AT&T Tariff provisions remain filed and effective, those rates specified in such Applicable AT&T Tariff provisions, as amended from time to time; and

         (b) to the extent that this Contract Tariff contains specific rates or rate schedules that would apply in lieu of (or in addition to) the rates or rate schedules in Applicable AT&T Tariffs, such specific Contract Tariff rates and rate schedules; and

         (c) to the extent Applicable AT&T Tariff provisions are detariffed, and (b) preceding does not apply, those rates specified in the applicable AT&T Price Lists, as amended from time to time.

In all cases (a, b or c), the applicable rates shall continue to be subject to any discounts, waivers, credits, and restrictions on rate changes that may be contained in this Contract Tariff. Where rates and rate changes (both increases and decreases) would have been calculated by reference to a tariff rate that has been detariffed, rates and rate changes shall instead be calculated during the term of this Contract Tariff by reference to applicable AT&T Price Lists and (to the extent changes to tariff rates were permitted under this Contract Tariff) AT&T shall have the right to change its Price Lists from time to time.

All references to the AT&T Tariffs in this Contract Tariff shall be construed to mean the AT&T Tariffs specified herein, as well as the documents which will replace those tariffs, including the AT&T Price Lists, when AT&T cancels those tariffs.


                               Printed in U.S.A.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                        1st Revised Page 4
Bridgewater, NJ 08807                                    Cancels Original Page 4
Issued: March 5, 1999                                   Effective: March 6, 1999

                           CONTRACT TARIFF NO. 10019

1.  Services Provided:

  A.  AT&T Private Line Services (AT&T Tariff F.C.C. No. 9)

  B.  AT&T InterSpan Frame Relay Service (FRS) (AT&T Tariff F.C.C. No. 4)

  C.  AT&T Local Channel Services (AT&T Tariff F.C.C. No. 11)

2. Contract Term, Renewal Options - For the AT&T Private Line Services, AT&T Switched Digital Services and AT&T Local Channel Services provided under this Contract Tariff (CT), the term is 3 years beginning with a Customer's Selected Date (CSD) which shall be no more than 7 months following the Customer's Initial Service Date (CISD). The rates and discounts specified in this Contract Tariff will apply commencing at the CISD. The CISD for the above services is the date that the Customer begins service under this Contract Tariff. This CT may be renewed in its entirety for an additional 1 year period, provided AT&T receives, in writing, the Customer's order to renew at least 45 days prior to the last day of the initial term.

3.  Minimum Commitments/Charges

 A. AT&T Private Line, AT&T InterSpan Frame Relay and AT&T Local Channel Services - The combined Data Minimum Annual Revenue Commitment (DMARC) for the AT&T Private Line, FRS and AT&T Local Channel Services provided under this CT is as follows:

CT TERM YEAR               YEAR 1            YEAR 2            YEAR 3
DMARC                    $5,100,000        $7,700,000        $7,700,000

The DMARC will be satisfied by the undiscounted recurring charges for Multi-Service Volume Pricing Plan (MSVPP)-eligible service components as specified in AT&T Tariff F.C.C. Nos. 9 and 11, as amended from time to time, by the undiscounted Frame Relay Volume Pricing Plan (FRVPP)-Eligible FRS Charges, as specified in AT&T Tariff F.C.C. Nos. 4, as amended from time to time, and by the Terrestrial 1.544 Mbps as specified in section 5.D., following for AVP only for the Services Provided under this CT. If, on any anniversary of the CISD, the Customer has failed to satisfy the DMARC for the preceding year, the Customer will be billed a shortfall charge in an amount equal to the difference between the DMARC and the sum of: (1) the total of the actual undiscounted recurring Charges for the MSVPP-eligible service components in service for that year under this CT, (2) the total of the actual undiscounted FRVPP-Eligible FRS Charges for the FRS components in service for that year under this CT, and (3) the actual undiscounted recurring Charges for the Terrestrial 1.544 Mbps as specified in 5.D., following for AVP only.


                               Printed in U.S.A.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                        1st Revised Page 5
Bridgewater, NJ 08807                                    Cancels Original Page 5
Issued: March 5, 1999                                   Effective: March 6, 1999

4.  Contract Price

 A. The Contract Price for the AT&T Services provided under this CT is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariffs listed in Section 1., preceding, as amended from time to time, except for those Rates in Section 7., following.

5. Discounts - The following discounts are the only discounts that apply to the Services Provided under this CT.

 A. AT&T Private Line Services - The Customer will receive the following discounts, each month, in lieu of the MSVPP/ABMVPP discounts. These discounts will be applied to the Services listed below, and to the associated MSVPP eligible service components, in the same manner as the MSVPP discounts as specified in AT&T Tariff F.C.C. No. 9, as amended from time to time.

                               MONTHLY DISCOUNTS
-------------------------------------------------------------------------------
ASDS at    ASDS at
speeds     speeds
of         of 128
64 kbps    kbps     ACCUNET   ACCUNET   ACCUNET   ACCUNET            ABMVPP-
and        and      T1.5      T32       T45       Fractional         eligible
below      below    Service   Service   Service   T45 Service   DDS  components
-----      -----    -------   -------   -------   -----------   ---  ----------
12.0%      29.0%     46.0%     0.0%      0.0%        0.0%      22.0%    N/A


 B. AT&T InterSpan Frame Relay Services - The Customer will receive a discount of 45.0% each month, in lieu of the FRVPP discounts. This discount will be applied to the sum of the FRVPP-Eligible FRS Charges in the same manner as the FRVPP discounts as specified in AT&T Tariff F.C.C. No. 4, as amended from time to time.

 C. AT&T Local Channel Services - The Customer will receive the following discounts, each month, in lieu of the MSVPP discounts. These discounts will be applied to the Services listed below, and to the associated MSVPP eligible service components, in the same manner as the MSVPP discounts as specified in AT&T Tariff F.C.C. No. 11, as amended from time to time. The discount listed in this Section does not apply to AT&T Terrestrial 1.544 Mbps Local Channel Services listed in Section 5.D., following.

                               MONTHLY DISCOUNTS
-----------------------------------------------------------------------------
                    AT&T                9.6 kbps Digital           56/64 kbps
9.6/56/64 kbps      Terrestrial         Data Local                 Digital
ACCUNET Generic     1.544 Mbps          Channel and Voice          Data Local
Digital Access      Local Channel       Grade Local                Channel
(GDA) Services      Services            Channel Services           Services
--------------      -------------       -----------------          ----------
     0.0%                0.0%                 0.0%                    0.0%



                               Printed in U.S.A.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                           Original Page 6
Bridgewater, NJ 08807
Issued: July 21, 1998                                   Effective: July 22, 1998

                    ** All material on this page is new. **

5.  Discounts (continued)

 D. AT&T Terrestrial 1.544 Mbps Local Channel Services - The Customer will receive the following discounts, each month, on the Monthly Recurring Charges for AT&T Terrestrial 1.544 Mbps Local Channels and the associated Access Coordination Functions. The discounts provided in this section are in lieu of any discounts specified in AT&T Tariff F.C.C. No. 11, as amended from time to time, for the same service components. Additionally, the discounts listed in this Section do not apply to AT&T Terrestrial 1.544 Mbps Local Channel Services listed in Section 5.C., preceding.

    Service Components                                         Discount
    ----------------------------                               --------
    Access Value Arrangement (AVA) with the Universal            48.0%
    Terrestrial 1.544 Mbps Local Channels Access
    Arrangement (AVA/UTA)* and associated Access
    Coordination Functions.

    24 Channel Terrestrial 1.544 Mbps Local Channels under       20.0%
    an Access Value Plan (AVP)** and associated Access
    Coordination Functions.

* An AVA with the Universal T1 Access (AVA/UTA) Arrangement is available to Customers that connect their AT&T Terrestrial 1.544 Mbps Local Channel service to an AT&T Switched Service or multiplexor provided under this CT. An AVA/UTA Arrangement under this CT allows AT&T to terminate the Customer's AT&T switched network minutes on the AVA/UTA Arrangement. The Customer must make available for AT&T use, at each AVA location, a minimum of an average of four DSO channels for each Terrestrial 1.544 Mbps Local Channel in use at that location. The term "AT&T switched network minutes" does not apply to nodal services using the local channel services as an access facility for services obtained at the AVA location nor to any switched network minutes billed to the Customer's AVA location, other than LDMTS minutes associated with collect or credit card calls.

** An AVP is available to Customers that connect their AT&T Terrestrial 1.544 Mbps Local Channel service to an AT&T Switched Service or multiplexor provided under this Contract Tariff. An AVP allows the Customer the use of all of the 24 channels in an AT&T Terrestrial 1.544 Mbps Local Channel.



                               Printed in U.S.A.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                        1st Revised Page 7
Bridgewater, NJ 08807                                    Cancels Original Page 7
Issued: March 5, 1999                                   Effective: March 6, 1999

6.  Classifications, Practices and Regulations

 A. Except as otherwise provided in this CT, the rates and regulations that apply to the Services Provided specified in Section 1., preceding, are as set forth in the AT&T Tariffs that are referenced in Section 1., preceding, as such tariffs are amended from time to time.

 B.  Monitoring Conditions - None

 C. Promotions, Credits and Waivers - The following credits and waivers will be applied to the Customer's bill subject to the following limitations: (1) all credits and waivers apply only to the Services Provided under this CT and as specified below; (2) any waiver not applied by the end of the CT will be declared null and void; (3) installation and monthly charge waivers apply only to new service components (unless otherwise specified below) and do not apply to service components disconnected and reconnected after the CISD; (4) the service components must remain in service for a minimum period of 18 months (unless otherwise specified below); and (5) the credits/waivers under this section do not apply to Bandwidth Manager Service (BMS/BMS-E), Access Protection Service (APC) and Network Protection Services (NPC). If any of the installed services components are disconnected prior to the end of the minimum retention period, AT&T will bill the Customer for the amount of the charges that had been waived under this section for each service component disconnected. Any such bill must be paid by the Customer within 30 day.

  1. The following charges, as specified in AT&T Tariffs listed in Section 1., preceding, as amended from time to time, are waived.

    (a)  Nonrecurring Charges

    I.  The Installation Charges for AT&T Private Line Services
MSVPP-eligible-service components and associated Function Connections.
    II.  The Installation Charges for FRVPP-Eligible FRS Components.
    III. The Installation Charges for AT&T Local Channel Services MSVPP-eligible service components (excluding AT&T Terrestrial 1.544 Mbps Local Channels subscribed to under an Access Value Arrangement (AVA) or an Access Value Plan (AVP)), but including those Local Channels specified in Section 5.D., preceding.


                               Printed in U.S.A.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                        1st Revised Page 8
Bridgewater, NJ 08807                                    Cancels Original Page 8
Issued: March 5, 1999                                   Effective: March 6, 1999

6.C.1.  Promotions, Credits and Waivers (continued)

    (b)  Recurring Charges

     I. The recurring Monthly Charges for each ACCUNET T1.5 Access Connections, ACCUNET T1.5 M-24 Multiplexing Office Functions and ASDS Access Connection as specified in AT&T Tariff F.C.C. No. 9, as amended from time to time, and Access Coordination Functions as specified in AT&T Tariff F.C.C. No. 11, as amended from time to time, associated with AT&T Terrestrial 1.544 Mbps and 56/64 Kpbs ACCUNET GDA Local Channel Services provided under this CT, provided such service components are associated directly with the Services Provided under this CT. There is no minimum retention period associated with this waiver.

 D. Discontinuance - In lieu of any Discontinuance With or Without Liability provisions that are specified in the AT&T Tariffs referenced in Section 1., preceding, the following provisions shall apply.

  1. If the Customer discontinues this CT for any reason between the CISD and the CSD, the Customer will be billed an amount equal to 35% of the DMARC under this CT for each year of the CT Term plus an amount equal to any nonrecurring installation charge waivers, as specified in Section 6.C., preceding, that the Customer has received. If this CT is not discontinued under this Condition, the Conditions specified in 2 and/or 3, following, apply.

  2. The Customer may discontinue this CT prior to the end of the CT Term, provided the Customer replaces this CT with other AT&T Tariffed Interstate Services or another AT&T CT for AT&T Tariffed Interstate Services having: (1) equal or greater new DMARCs, and (ii) a new term equal to or greater than the remaining term, but not less than 3 years. However, the customer will be billed a shortfall charge equal to the sum of the differences between : (1) each of the prorated DMARCs for the year in which the Customer discontinues, and (2) the total of the actual undiscounted recurring charges and/or the FRVPP-Eligible FRS Charges used to satisfy the corresponding DMARC for that year under this CT, provided the amount in (2) is less than the amount in (1).

  3. If the Customer discontinues this CT for any reason other than specified above, prior to the expiration of the CT Term, a Termination Charge will apply. The Termination Charge will be an amount equal to 35% of the sum of the unsatisfied DMARCs for the year in which the Customer discontinues this CT and 35% of the sum of the DMARCs for each year remaining in the CT Term.


                               Printed in U.S.A.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                        1st Revised Page 9
Bridgewater, NJ 08807                                    Cancels Original Page 9
Issued: March 5, 1999                                   Effective: March 6, 1999

6.  Classifications, Practices and Regulations (continued)

 E.  Other Requirements - Not Applicable.

 F. Availability - This CT is available only to Customers who: (1) will order this CT only once, either by the Customer or any Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer; (2) do not have an existing AT&T Private Line MSVPP with more than 23 months remaining in the plan; (3) do not have an AT&T Local Channel MSVPP with more than 23 months remaining in the plan; (4) do not have an ACCUNET Bandwidth Manager Volume Pricing Plan with more than 23 months remaining in the plan; (5) do not have a commitment for AT&T Tariff F.C.C. Nos. 9 and 11 services with more than 23 months remaining in the term and (6) order service within 30 days after March 6, 1999, for initial installation of the Services Provided under this CT within 30 days after the date ordered.


                               Printed in U.S.A.

AT&T COMMUNICATIONS                                    CONTRACT TARIFF NO. 10019
Adm. Rates and Tariffs                                       1st Revised Page 10
Bridgewater, NJ 08807                                   Cancels Original Page 10
Issued: March 5, 1999                                   Effective: March 6, 1999


7.  Rates



 B. AT&T InterSpan Frame Relay Services - The below rates are stabilized for the CT Term.

  1.  Ports

                               Port Charges Table
                               ------------------

                  Domestic
Port              Port              Port
Speed             Monthly           Installation
kbps              Charge            Charge
----              ------            ------

128               $500.00           $500.00


 C.  AT&T Local Channel Services - The below rates are stabilized for the CT
Term.

  1.  ACCUNET T1.5 Local Channel

                                         MONTHLY
                                --------------------------        INSTALLATION
              MILEAGE           FIXED             PER MILE           CHARGE
              -------           -----             --------        ------------
                 0              $769.00              N/A           $1,500.00
            over 0              $769.00              N/A           $1,500.00


                               Printed in U.S.A.